CASH, CASH EQUIVALENTS AND CASH (Tables)	12 Months Ended
Dec. 31, 2024
CASH, CASH EQUIVALENTS AND CASH
Schedule of cash and cash equivalents

	As of December 31,
	2022	2023	2024	2024
	VND million	VND million	VND million	USD
Cash on hand	382	1,279	28	1,151
Cash at banks	4,357,824	4,094,193	2,223,405	91,366,550
Cash equivalents (*)	3,425	—	1,083,360	44,518,595
Total cash and cash equivalents	4,361,631	4,095,472	3,306,793	135,886,295
Short-term restricted cash	—	102,932	2,371,038	97,433,244
Long-term restricted cash	—	660,363	1,610,439	66,177,892
Total cash, cash equivalents and restricted cash	4,361,631	4,858,767	7,288,270	299,497,432
(*)	Cash equivalents as of December 31, 2024 represents bank deposits with term of 1 month and earns interest rate ranging from 4.75% to 5.75% per annum.